UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: January 29, 2020
(Date of earliest event reported)

Forbes Energy Services Ltd.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-35281	98-0581100
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

3000 South Business Highway 281 Alice, Texas	78332
(Address of Principal Executive Offices)	(Zip Code)

(361) 664-0549
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	FLSS	OTCQX Best Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 – Entry into a Material Definitive Agreement.

On February 3, 2020, Forbes Energy Services Ltd. (“Forbes”) and certain of its subsidiaries entered into the Second Amendment to the existing Credit Agreement (the “Amendment”), which amended the Credit Agreement, dated as of November 16, 2018, by and among Forbes, the subsidiaries of Forbes identified therein as borrowers, and Regions Bank, as Administrative Agent and Lender (the “Credit Agreement”). The Amendment amended the Credit Agreement, effective as of December 31, 2019, to provide that (i) the fixed charge coverage ratio financial covenant will not be tested for each of the months ending December 31, 2019 through June 30, 2020 and (ii) during the period from December 1, 2019 through the date that financial statements are delivered for the fiscal month ending July 31, 2020, “excess availability” under the Credit Agreement shall equal $2,500,000 or more.

Item 8.01 – Other Events.

On January 29, 2020, a well control incident occurred on a producing well in Burleson County, Texas operated by Chesapeake Operating LLC (“Chesapeake”), a subsidiary of Chesapeake Energy, during a workover operation. Forbes Energy Services LLC, a subsidiary of Forbes, was one of several independent contractors engaged to perform the workover operation. The incident resulted in one injured and three fatalities, one of which was a Forbes employee. Forbes is cooperating with regulatory agencies investigating this incident. At this time, a lawsuit captioned Linda Milanovich v. Chesapeake Operating, L.L.C. and Chesapeake Energy Corporation has been filed in the District Court of Burleson County, Texas. Each of Chesapeake and Forbes has asserted indemnification claims against the other in this lawsuit. Forbes has also asserted claims against Eagle PCO, LLC, one of the independent contractors. Forbes anticipates that additional lawsuits will be brought on behalf of deceased and injured parties. Forbes does not currently expect claims related to this incident, individually or in the aggregate, to have a material impact on Forbes’ financial position or results of operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Forbes Energy Services Ltd.

Date: February 5, 2020	By:	/s/ L. Melvin Cooper
L. Melvin Cooper
Senior Vice President and Chief Financial Officer